Exhibit 99.1

Blackstone Reports Third Quarter 2017 Results

New York, October 19, 2017: Blackstone (NYSE:BX) today reported its third quarter 2017 results.

Stephen A. Schwarzman, Chairman and Chief Executive Officer, said, “Today, Blackstone reported another quarter of consistent growth for our shareholders, with strong double-digit increases in revenue and earnings for both the quarter and year-to-date period. We continue to successfully expand our global investment platforms, launching new products and channels, and delivering a broader range of solutions for our institutional and retail clients alike. The result is nearly $20 billion of capital inflows in the third quarter, propelling us to a new record for AUM of $387 billion, up 7% year-over-year. And I expect that record to be exceeded again in the fourth quarter.”

Blackstone issued a full detailed presentation of its third quarter 2017 results, which can be viewed at www.blackstone.com.

Distribution

Blackstone has declared a quarterly distribution of $0.44 per common unit to record holders of common units at the close of business on October 30, 2017. This distribution will be paid on November 6, 2017.

Quarterly Investor Call Details

Blackstone will host a conference call on October 19, 2017 at 11:00 a.m. ET to discuss third quarter 2017 results. The conference call can be accessed via the Shareholders section of Blackstone’s website at www.blackstone.com or by dialing +1 (877) 391-6747 (U.S. domestic) or +1 (617) 597-9291 (international), pass code 149 943 55#. For those unable to listen to the live broadcast, a replay will be available on www.blackstone.com or by dialing +1 (888) 286-8010 (U.S. domestic) or +1 (617) 801-6888 (international), pass code 879 052 38#.

About Blackstone

Blackstone is one of the world’s leading investment firms. We seek to create positive economic impact and long-term value for our investors, the companies we invest in, and the communities in which we work. We do this by using extraordinary people and flexible capital to help companies solve problems. Our asset management businesses, with over $385 billion in assets under management, include investment vehicles focused on private equity, real estate, public debt and equity, non-investment grade credit, real assets and secondary funds, all on a global basis. Further information is available at www.blackstone.com. Follow Blackstone on Twitter @Blackstone.

The Blackstone Group L.P.

345 Park Avenue

New York, New York 10154

T 212 583 5000

Forward-Looking Statements

This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things, Blackstone’s operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Blackstone believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the filings. Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

This release does not constitute an offer of any Blackstone Fund.

Investor and Media Relations Contacts

Joan Solotar Blackstone Tel: +1 (212) 583-5068 solotar@blackstone.com	Weston Tucker Blackstone Tel: +1 (212) 583-5231 tucker@blackstone.com	Christine Anderson Blackstone Tel: +1 (212) 583-5182 christine.anderson@blackstone.com

2

Blackstone’s Third Quarter 2017 Earnings October 19, 2017

Blackstone

Blackstone’s Third Quarter 2017 GAAP Results
GAAP
Net
Income
was
$847
million
for
the
quarter,
and
$2.6
billion
year-to-date.
GAAP
Net
Income
Attributable
to
The
Blackstone
Group
L.P.
was
$385
million
for
the
quarter
and
$1.2
billion
year-to-date.
n/m = not meaningful.
% Change
% Change
(Dollars in Thousands, Except per Unit Data) (Unaudited)
3Q'16
3Q'17
vs. 3Q'16
3Q'16 YTD
3Q'17 YTD
vs. 3Q'16 YTD
Revenues
Management and Advisory Fees, Net
596,154
680,641
14%
1,812,883
2,009,369
11%
Performance Fees
Realized Carried Interest
503,990
369,309
(27)%
1,058,633
2,082,725
97%
Realized Incentive Fees
30,295
101,186
234%
88,155
189,151
115%
Unrealized Carried Interest
106,202
432,590
307%
242,080
343,104
42%
Unrealized Incentive Fees
30,545
(9,241)
n/m
45,900
98,403
114%
Total Performance Fees
671,032
893,844
33%
1,434,768
2,713,383
89%
Investment Income
Realized
119,351
74,805
(37)%
172,387
451,207
162%
Unrealized
23,752
96,085
305%
67,347
63,172
(6)%
Total Investment Income
143,103
170,890
19%
239,734
514,379
115%
Interest and Dividend Revenue
21,819
36,974
69%
67,180
99,172
48%
Other
(423)
(35,572)
n/m
1,900
(99,448)
n/m
Total Revenues
1,431,685
1,746,777
22%
3,556,465
5,236,855
47%
Expenses
Compensation and Benefits
Compensation
329,634
359,209
9%
1,031,061
1,078,001
5%
Performance Fee Compensation
Realized Carried Interest
168,427
134,014
(20)%
314,511
695,494
121%
Realized Incentive Fees
15,436
46,823
203%
44,810
91,056
103%
Unrealized Carried Interest
70,044
187,158
167%
175,247
257,271
47%
Unrealized Incentive Fees
13,508
(7,094)
n/m
19,645
36,645
87%
Total Compensation and Benefits
597,049
720,110
21%
1,585,274
2,158,467
36%
General, Administrative and Other
124,322
115,755
(7)%
378,355
337,080
(11)%
Interest Expense
37,278
41,545
11%
111,512
122,880
10%
Fund Expenses
15,128
26,350
74%
28,949
100,095
246%
Total Expenses
773,777
903,760
17%
2,104,090
2,718,522
29%
Other Income
Net Gains from Fund Investment Activities
61,395
63,448
3%
111,240
239,634
115%
Income Before Provision for Taxes
719,303
$
906,465
$
26%
1,563,615
$
2,757,967
$
76%
Provision for Taxes
27,714
59,512
115%
84,275
146,557
74%
Net Income
691,589
$
846,953
$
22%
1,479,340
$
2,611,410
$
77%
Net Income Attributable to Redeemable Non-Controlling Interests in Consolidated Entities
10,764
3,215
(70)%
2,314
6,206
168%
Net Income Attributable to Non-Controlling Interests in Consolidated Entities
82,653
113,446
37%
187,468
365,075
95%
Net Income Attributable to Non-Controlling Interests in Blackstone Holdings
285,267
345,650
21%
618,274
1,050,887
70%
Net Income Attributable to The Blackstone Group L.P. ("BX")
312,905
$
384,642
$
23%
671,284
$
1,189,242
$
77%
Net Income per Common Unit, Basic
0.48
$
0.58
$
21%
1.04
$
1.79
$
72%
Net Income per Common Unit, Diluted
0.47
$
0.56
$
19%
1.01
$
1.76
$
74%
$
$
$
$

Blackstone

Blackstone’s Third Quarter 2017 Segment Highlights
Economic
Net
Income
(“ENI”)
was
$834
million
($0.69/unit)
in
the
quarter,
up
21%
year-over-year,
on
$1.7
billion
of
Total
Segment
Revenues
from
management
fee
growth
and
strong
fund
returns.
•
ENI
was
$2.5
billion
($2.10/unit)
year-to-date,
up
60%
year-over-year,
on
$5.1
billion
of
Total
Segment
Revenues.
Distributable
Earnings
(“DE”)
was
$626
million
($0.52/unit)
in
the
quarter,
up
5%
year-over-year,
with
realizations
resulting
in
$471
million
of
Realized
Performance
Fees.
•
DE
was
$2.6
billion
($2.17/unit)
year-to-date,
up
78%
year-over-year,
on
$2.3
billion
of
Realized
Performance
Fees.
Fee
Related
Earnings
(“FRE”)
was
$307
million
in
the
quarter,
up
25%
year-over-year,
on
$692
million
of
Net
Management
and
Advisory
Fees.
•
FRE
was
$909
million
year-to-date,
up
25%
year-over-year,
on
$2.0
billion
of
Net
Management
and
Advisory
Fees.
Total
Assets
Under
Management
(“AUM”)
grew
to
a
record
$387.4
billion
through
a
combination
of
continued
fundraising,
organic
platform
expansion
and
fund
appreciation.
•
Inflows
were
$19.7
billion
in
the
quarter,
bringing
the
last
twelve
months
(“LTM”)
inflows
to
$62.4
billion.
•
Total
AUM
increased
7%
year-over-year
and
Fee-Earning
AUM
was
up
7%
to
$285.7
billion.
Capital
deployed
of
$10.9
billion
in
the
quarter
and
$31.1
billion
year-to-date
across
the
businesses.
Blackstone
declared
a
third
quarter
distribution
of
$0.44
per
common
unit
payable
on
November
6,
2017.
The changes in carrying value, fund returns and composite returns presented throughout this presentation represent those of the applicable Blackstone Funds and not those of The
Blackstone Group L.P.

Blackstone

Blackstone’s Third Quarter 2017 Segment Earnings
% Change
% Change
(Dollars in Thousands, Except per Unit Data)
3Q'16
3Q'17
vs. 3Q'16
3Q'16 YTD
3Q'17 YTD
vs. 3Q'16 YTD
Management and Advisory Fees, Net
601,680
$
691,982
$
15%
1,827,101
$
2,038,399
$
12%
Performance Fees
672,646

894,632

33%
1,436,083

2,715,366

89%
Investment Income
87,887

77,572

(12)%
121,008

249,251

106%
Interest Income and Dividend Revenue
33,081

64,098

94%
103,395

163,229

58%
Other
(425)

(34,144)

n/m
1,873

(104,900)

n/m
Total Revenues
1,394,869

1,694,140

21%
3,489,460

5,061,345

45%
Total Expenses
686,900

837,278

22%
1,853,036

2,470,103

33%
Taxes
20,985

22,552

7%
59,013

65,525

11%
Economic Net Income
686,984
$
834,310
$
21%
1,577,411
$
2,525,717
$
60%
ENI per Unit
0.57
$
0.69
$
21%
1.32
$
2.10
$
59%
Fee Related Earnings
246,084
$
306,708
$
25%
727,193
$
908,633
$
25%
Distributable Earnings
593,453
$
625,566
$
5%
1,482,581
$
2,637,069
$
78%
DE per Common Unit
0.48
$
0.52
$
8%
1.22
$
2.17
$
78%
Total AUM
361,040,173
$
387,449,746
$
7%
361,040,173
$
387,449,746
$
7%
Fee-Earning AUM
267,757,727
$
285,698,425
$
7%
267,757,727
$
285,698,425
$
7%

Blackstone

Private Equity
3.3%
3Q’17 Increase in Corporate
Private Equity Carrying Value
$2.4 billion
3Q’17 Realizations
$102.5
billion
Total AUM up 3% YoY
Corporate
Private
Equity
carrying
value
increased
3.3%
in
the
quarter
driven
by
solid
appreciation
in
the
private
portfolio,
partially
offset
by
decreases
in
the
public
portfolio.
Realizations
of
$2.4
billion
in
the
quarter
were
driven
by
strong
activity
across
Corporate
Private
Equity,
Tactical
Opportunities,
and
Strategic
Partners,
bringing
year-to-date
realizations
to
$11.4
billion.
Invested
$4.3
billion
in
the
quarter,
including
a
new
Core
Private
Equity
investment
in
Ascend
Learning
and
deployments
in
Tactical
Opportunities
and
Strategic
Partners.
•
Committed
an
additional
$3.2
billion
during
the
quarter,
driven
by
investments
across
various
industries
and
geographies.
Total
AUM
inflows
of
$3.3
billion
and
portfolio
appreciation
in
the
quarter
drove
Total
AUM
to
$102.5
billion.
Fee-Earning
AUM
of
$67.5
billion,
leading
to
strong
Net
Management
and
Advisory
Fees
of
$566
million
year-to-
date,
up
40%
year-over-year
primarily
due
to
the
commencement
of
the
investment
period
for
BCP
VII.
% Change
% Change
(Dollars in Thousands)
3Q'16
3Q'17
vs. 3Q'16
3Q'16 YTD
3Q'17 YTD
vs. 3Q'16 YTD
Management and Advisory Fees, Net
131,683
$
191,289
$
45%
402,774
$
565,512
$
40%
Performance Fees
170,995
181,921
6%
417,255
777,626
86%
Investment Income
24,353
24,517
1%
44,596
80,736
81%
Interest Income and Dividend Revenue
9,160
15,089
65%
28,525
38,462
35%
Other
411
(8,346)
n/m
2,219
(26,270)
n/m
Total Revenues
336,602
404,470
20%
895,369
1,436,066
60%
Compensation
73,889
96,409
30%
237,303
270,995
14%
Performance Fee Compensation
83,041
93,503
13%
158,160
321,059
103%
Other Operating Expenses
47,534
49,773
5%
143,968
140,260
(3)%
Total Expenses
204,464
239,685
17%
539,431
732,314
36%
Economic Income
132,138
$
164,785
$
25%
355,938
$
703,752
$
98%
Total AUM
99,722,322
$
102,456,322
$
3%
99,722,322
$
102,456,322
$
3%
Fee-Earning AUM
69,347,910
$
67,540,399
$
(3)%
69,347,910
$
67,540,399
$
(3)%

Blackstone

Real Estate
5.5%
3Q’17 Increase in Opportunistic
Funds’ Carrying Value
$111.3 billion
Total AUM up 9% YoY
$3.1 billion
3Q’17 Realizations
Opportunistic
funds’
carrying
value
increased
5.5%
in
the
quarter
due
to
strong
appreciation
in
both
the
private
and
public
investment
portfolios;
core+
funds’
carrying
value
increased
3.2%
in
the
quarter.
Realizations
of
$3.1
billion
in
the
quarter
driven
by
public
stock
sales
of
Hilton
companies,
the
sale
of
a
U.K.
office
property
and
assets
in
Equity
Office
Properties
and
Trizec,
bringing
the
year-to-date
total
to
$14.3
billion.
•
Sale
of
Logicor
for
€12.25
billion
expected
to
close
in
the
fourth
quarter.
Active
investing
quarter
with
$6.7
billion
invested/committed,
with
60%
in
investments
outside
of
the
U.S.
•
Includes
investment
in
Sponda,
a
1.2
million
square
meter
office-focused
public
company
in
Finland
and
commitment
to
purchase
a
majority
stake
in
the
Banco
Popular
Spanish
real
estate
portfolio.
Total
AUM
up
9%
and
Fee-Earning
AUM
up
14%
year-over-year
to
$111.3
billion
and
$75.1
billion,
respectively.
•
Total
AUM
inflows
of
$6.4
billion
in
the
quarter
driven
by
initial
$5.0
billion
closing
for
Blackstone’s
second
Asian
opportunistic
fund.
•
Total
core+
AUM
of
$18.0
billion
less
than
four
years
after
launching
the
business,
up
36%
year-over-year.
Carrying value for core+ funds excludes BREIT.
% Change
% Change
(Dollars in Thousands)
3Q'16
3Q'17
vs. 3Q'16
3Q'16 YTD
3Q'17 YTD
vs. 3Q'16 YTD
Management Fees, Net
210,977
$
240,432
$
14%
663,980
$
694,974
$
5%
Performance Fees
366,833
582,277
59%
763,320
1,595,604
109%
Investment Income
39,979
36,130
(10)%
61,844
108,936
76%
Interest Income and Dividend Revenue
12,460
24,283
95%
38,732
63,448
64%
Other
(548)
(13,108)
n/m
(226)
(39,223)
n/m
Total Revenues
629,701
870,014
38%
1,527,650
2,423,739
59%
Compensation
99,886
105,753
6%
303,352
318,721
5%
Performance Fee Compensation
116,440
209,805
80%
270,050
607,478
125%
Other Operating Expenses
47,908
58,012
21%
148,206
165,354
12%
Total Expenses
264,234
373,570
41%
721,608
1,091,553
51%
Economic Income
365,467
$
496,444
$
36%
806,042
$
1,332,186
$
65%
Total AUM
101,876,562
$
111,298,844
$
9%
101,876,562
$
111,298,844
$
9%
Fee-Earning AUM
65,785,083
$
75,081,521
$
14%
65,785,083
$
75,081,521
$
14%

Blackstone

Hedge Fund Solutions
2.3%
3Q’17 BPS Composite Gross Return
$2.4
billion
3Q’17 Total AUM Inflows
$74.2
billion
Total AUM up 6% YoY
The
BPS
Composite
gross
return
was
2.3%
in
the
quarter
(2.0%
net),
and
6.6%
(5.8%
net)
year-to-date,
continuing
positive
momentum
in
returns.
•
Gross
returns
of
9.1%
(8.1%
net)
for
the
LTM.
Total
AUM
inflows
of
$2.4
billion
during
the
quarter
and
$11.2
billion
over
the
LTM,
driven
by
customized
solutions,
commingled
products
and
individual
investor
and
specialized
solutions.
•
October
1
subscriptions
of
$2.2
billion
are
not
yet
included
in
Total
AUM.
Total
AUM
increased
6%
year-over-year
to
$74.2
billion,
driven
by
continued
platform
diversification,
growth
in
customized
solutions
and
individual
investor
solutions,
and
appreciation
across
strategies.
•
Fee-Earning
AUM
up
4%
year-over-year
to
$69.0
billion.
The BPS Composite gross and net returns are based on the BAAM Principal Solutions (“BPS”) Composite, which does not include BAAM's individual investor solutions (liquid alternatives), long-biased commodities, ventures (seeding and minority interests), strategic opportunities (co-invests), and advisory (non-discretionary) platforms, except for investments by BPS funds directly into those platforms. BAAM-managed funds in liquidation and non fee-paying assets (net
returns only) are also excluded. The funds/accounts that comprise the BPS Composite are not managed within a single fund or account and are managed with different mandates. There is no guarantee that BAAM would have made the same mix of investments in a stand-alone fund/account. The BPS Composite is not an investible product and, as such, the performance of the Composite does not represent the performance of an actual fund or account.
% Change
% Change
(Dollars in Thousands)
3Q'16
3Q'17
vs. 3Q'16
3Q'16 YTD
3Q'17 YTD
vs. 3Q'16 YTD
Management Fees, Net
130,421
$
129,430
$
(1)%
391,240
$
388,551
$
(1)%
Performance Fees
16,526
44,201
167%
17,893
132,589
641%
Investment Income
11,008
14,039
28%
2,814
43,503
n/m
Interest Income and Dividend Revenue
4,692
10,594
126%
15,193
26,917
77%
Other
(260)
(5,859)
n/m
(523)
(18,189)
n/m
Total Revenues
162,387
192,405
18%
426,617
573,371
34%
Compensation
47,206
44,347
(6)%
145,811
139,312
(4)%
Performance Fee Compensation
7,494
17,497
133%
10,205
53,809
427%
Other Operating Expenses
27,432
29,047
6%
80,796
81,087
0%
Total Expenses
82,132
90,891
11%
236,812
274,208
16%
Economic Income
80,255
$
101,514
$
26%
189,805
$
299,163
$
58%
Total AUM
70,113,508
$
74,219,563
$
6%
70,113,508
$
74,219,563
$
6%
Fee-Earning AUM
66,434,971
$
69,037,961
$
4%
66,434,971
$
69,037,961
$
4%

Blackstone

Credit
$3.0
billion
3Q’17 Total Capital Deployed
or Committed
$99.5
billion
Total AUM up 11% YoY
3Q’17 Composite
Gross Returns
Performing Credit
4.1%
Distressed
2.7%
Composite
gross
returns
for
the
quarter
were
4.1%
for
Performing
Credit
and
2.7%
for
Distressed
Strategies.
Investment
pace
remained
strong
with
$3.0
billion
of
capital
deployed
or
committed
during
the
quarter,
capitalizing
particularly
on
investment
opportunities
in
Europe
and
the
energy
sector.
•
Deployed
$6.4
billion
year-to-date,
already
reaching
record
levels
for
the
year.
Total
AUM
increased
11%
year-over-year
reaching
a
record
$99.5
billion.
•
Raised
an
additional
$4.7
billion
for
the
successor
distressed
flagship
fund
during
the
quarter
bringing
total
capital
raised
to
$6.0
billion,
with
an
expected
total
fund
size
of
$7.5
billion.
•
Launched
11
CLOs
(eight
U.S.
and
three
European)
in
the
LTM
totaling
$6.3
billion,
including
$1.1
billion
in
the
third
quarter.
On
October
16,
the
acquisition
of
Harvest
Fund
Advisors
LLC,
a
long-only
investment
management
firm
focused
on
U.S.
midstream
energy
master
limited
partnerships,
closed
and
will
be
integrated
into
the
credit
business
in
the
fourth
quarter.
Performing Credit Strategies include mezzanine lending funds, Business Development Companies (“BDCs”) and other performing credit strategy funds. Distressed Strategies include hedge fund strategies, rescue lending funds and distressed energy strategies. The composite gross returns represent a weighted-average composite of the fee-earning funds exceeding $100 million of fair value at each respective quarter end for each strategy. Composite gross returns exclude the Blackstone Funds that were contributed to GSO as part of Blackstone’s acquisition of GSO in March 2008. Performing Credit Strategies’ net composite returns were 2.9%, 6.0% and 9.4% for 3Q’17, 3Q'17 YTD and 3Q'17 LTM. Distressed Strategies’ net composite returns were
2.1%, 2.4% and 8.0% for 3Q’17, 3Q'17 YTD and 3Q'17 LTM. The breakdown of Total AUM for 3Q’17 is as follows: Distressed Strategies $25.0 billion (26% Incentive Fee, 74% Carried Interest), Performing Credit Strategies $38.4 billion (50% Incentive Fee,
50% Carried Interest), and Long Only $36.1 billion. The breakdown of Fee-Earning AUM for 3Q’17 is as follows: Distressed Strategies $13.1 billion (44% Incentive Fee, 56% Carried Interest), Performing Credit Strategies $25.7 billion (74% Incentive Fee, 26%
Carried Interest), and Long Only $35.3 billion.
% Change
% Change
(Dollars in Thousands)
3Q'16
3Q'17
vs. 3Q'16
3Q'16 YTD
3Q'17 YTD
vs. 3Q'16 YTD
Management Fees, Net
128,599
$
130,831
$
2%
369,107
$
389,362
$
5%
Performance Fees
118,292
86,233
(27)%
237,615
209,547
(12)%
Investment Income
12,547
2,886
(77)%
11,754
16,076
37%
Interest Income and Dividend Revenue
6,769
14,132
109%
20,945
34,402
64%
Other
(28)
(6,831)
n/m
403
(21,218)
n/m
Total Revenues
266,179
227,251
(15)%
639,824
628,169
(2)%
Compensation
47,614
56,289
18%
155,687
168,054
8%
Performance Fee Compensation
60,440
40,096
(34)%
115,798
98,120
(15)%
Other Operating Expenses
28,016
36,747
31%
83,700
105,854
26%
Total Expenses
136,070
133,132
(2)%
355,185
372,028
5%
Economic Income
130,109
$
94,119
$
(28)%
284,639
$
256,141
$
(10)%
Total AUM
89,327,781
$
99,475,017
$
11%
89,327,781
$
99,475,017
$
11%
Fee-Earning AUM
66,189,763
$
74,038,544
$
12%
66,189,763
$
74,038,544
$
12%

Blackstone

$80.8
$89.3
$99.5
$68.4
$70.1
$74.2
$93.2
$101.9
$111.3
$91.5
$99.7
$102.5
$333.9
$361.0
$387.4
3Q'15
3Q'16
3Q'17
$60.3
$66.2
$74.0
$65.2
$66.4
$69.0
$64.9
$65.8
$75.1
$50.6
$69.3
$67.5
$240.9
$267.8
$285.7
3Q'15
3Q'16
3Q'17
Fee-Earning AUM by Segment
(Dollars in Billions)
Total AUM by Segment
(Dollars in Billions)
Private Equity
Real Estate
Hedge Fund Solutions
Credit
Assets Under Management
Total AUM increased 7% year-over-year to $387.4 billion driven by $62.4 billion of inflows.
•
Total AUM increased despite realizations of $46.6 billion during the LTM.
Fee-Earning AUM of $285.7
billion up
7% year-over-year as $54.2
billion of inflows outpaced $45.1
billion of
realizations and outflows.

Blackstone

$138.6
$150.8
$169.5
$23.4
$23.7
$22.5
$85.1
$101.5
$96.5
$247.1
$275.9
$288.5
3Q'15
3Q'16
3Q'17
$16.4
$2.4
$15.4
$14.7
$48.9
Additional Capital Detail
Undrawn
capital
(“Total
Dry
Powder”)
was
$91.9
billion,
despite
$39.4
billion
of
capital
deployed
in
the
LTM.
•
78%
of
Total
Dry
Powder
was
raised
since
the
beginning
of
2015.
Performance
Fee
Eligible
AUM
reached
$288.5
billion
at
quarter
end,
up
5%
year-over-year,
despite
significant
realizations
in
the
Real
Estate
and
Private
Equity
segments.
Uninvested
Not Currently
Earning
Performance
Fees
Currently
Earning
Performance
Fees
Private Equity
Real Estate
Hedge Fund Solutions
Credit
$92
billion 3Q’17
Total Dry Powder
$288
billion Performance
Fee Eligible AUM
$49 billion Not Currently
Earning Management Fees
Credit
Hedge Fund
Solutions
Real Estate
Private Equity
$34.9
$32.9
$3.9
$20.2

Blackstone

At
September
30,
2017,
Blackstone
had
$5.0
billion
in
total
cash,
cash
equivalents,
and
corporate
treasury
investments
and
$10.5
billion
of
cash
and
net
investments,
or
$8.77
per
unit.
Blackstone
has
no
net
debt,
a
$1.5
billion
undrawn
credit
revolver
and
maintains
A+/A+
ratings.
•
On
October
2,
2017,
Blackstone
issued
$300
million
of
30-year
notes
at
a
4.00%
coupon
and
$300
million
of
10-year
notes
at
a
3.15%
coupon,
with
proceeds
being
used
to
repurchase
all
of
the
outstanding
2019
notes.
Deconsolidated Balance Sheet Highlights
Balance Sheet Highlights are preliminary, and exclude the consolidated Blackstone Funds. Investments include Blackstone investments in Private Equity, Real Estate, Hedge Fund Solutions, and Credit,
which were $637 million, $806 million, $118 million, and $318 million, respectively, as of September 30, 2017, $783 million, $992 million, $129 million, and $274 million, respectively, as of
September
30, 2016 and $849 million, $1.0 billion, $128 million, and $223 million, respectively, as of September 30, 2015. Cash and Net Investments per unit amounts are calculated using period end
DE Units Outstanding.
A+/A+
Rated by S&P and Fitch
$1.5 billion
Undrawn Credit Revolver
with August 2021 Maturity
$5.0
billion
Total Cash and
Corporate Treasury
Cash and Net Investments
(Per Unit)
(Dollars in Millions)
3Q’17
Cash and Cash Equivalents
$
1,316
Corporate Treasury
Investments
3,713
GP/Fund Investments
1,879
Net Accrued Performance
Fees
3,610
Cash
and Net Investments
$
10,518
Outstanding
Bonds (at par)
$
3,548
$8.28
$7.90
$8.77
3Q'15
3Q'16
3Q'17

Blackstone

$2,316
$2,017
$2,223
$1,075
$1,144
$1,071
$3,585
$3,335
$3,610
3Q'15
3Q'16
3Q'17
$1,287
$916
$1,014
$1,242
$290
$670
$2,721
$1,299
$1,822
3Q'15 LTM
3Q'16 LTM
3Q'17 LTM
Performance Fees
Net Realized Performance Fees
(Dollars in Millions)
Net Accrued Performance Fees
(Dollars in Millions)
Private Equity
Real Estate
Credit
Hedge Fund Solutions
$3.6
billion
Net Accrued Performance Fees
at 3Q’17
$3.01
per unit
Net Accrued Performance Fees
at 3Q’17
Net Accrued Performance Fees per unit is calculated using period end DE Units Outstanding (see page 30, Unit Rollforward).
Net
Accrued
Performance
Fees
were
$3.6
billion
($3.01/unit),
up
8%
over
the
last
twelve
months
with
strong
appreciation
generating
$2.1
billion
of
additional
Net
Accrued
Performance
Fees
that
offset
$1.8
billion
of
Net
Realized
Performance
Fees.

Appendix

Blackstone

Total Segments
(Dollars in Thousands)
3Q'16
4Q'16
1Q'17
2Q'17
3Q'17
3Q'16 YTD
3Q'17 YTD
Revenues
Management and Advisory Fees, Net
Base Management Fees
593,509
$
623,571
$
642,958
$
671,368
$
669,902
$
1,774,208
$
1,984,228
$
Transaction, Advisory and Other Fees, Net
29,021
35,618
40,222
38,892
32,295
109,240
111,409
Management Fee Offsets
(20,850)
(23,297)
(33,599)
(13,424)
(10,215)
(56,347)
(57,238)
Total Management and Advisory Fees, Net
601,680
635,892
649,581
696,836
691,982
1,827,101
2,038,399
Performance Fees
Realized Carried Interest
504,022
416,250
1,111,322
602,293
369,309
1,058,665
2,082,924
Realized Incentive Fees
30,295
83,993
47,137
41,106
101,198
88,108
189,441
Unrealized Carried Interest
106,157
239,210
(154,747)
65,080
432,597
242,031
342,930
Unrealized Incentive Fees
32,172
2,450
60,016
48,527
(8,472)
47,279
100,071
Total Performance Fees
672,646
741,903
1,063,728
757,006
894,632
1,436,083
2,715,366
Investment Income (Loss)
Realized
60,634
95,666
202,894
100,887
60,188
104,203
363,969
Unrealized
27,253
3,616
(98,935)
(33,167)
17,384
16,805
(114,718)
Total Investment Income
87,887
99,282
103,959
67,720
77,572
121,008
249,251
Interest Income and Dividend Revenue
33,081
42,488
45,876
53,255
64,098
103,395
163,229
Other
(425)
52,839
(8,287)
(62,469)
(34,144)
1,873
(104,900)
Total Revenues
1,394,869
1,572,404
1,854,857
1,512,348
1,694,140
3,489,460
5,061,345
Expenses
Compensation
268,595
241,063
289,027
305,257
302,798
842,153
897,082
Performance Fee Compensation
Realized Carried Interest
168,427
141,443
366,191
195,289
134,014
314,511
695,494
Realized Incentive Fees
15,436
33,286
22,752
21,481
46,823
44,810
91,056
Unrealized Carried Interest
70,044
137,591
(4,387)
74,500
187,158
175,247
257,271
Unrealized Incentive Fees
13,508
1,489
23,139
20,600
(7,094)
19,645
36,645
Total Compensation and Benefits
536,010
554,872
696,722
617,127
663,699
1,396,366
1,977,548
Other Operating Expenses
150,890
172,672
153,292
165,684
173,579
456,670
492,555
Total Expenses
686,900
727,544
850,014
782,811
837,278
1,853,036
2,470,103
Economic Income
707,969
$
844,860
$
1,004,843
$
729,537
$
856,862
$
1,636,424
$
2,591,242
$
Economic Net Income
686,984
$
811,610
$
986,038
$
705,369
$
834,310
$
1,577,411
$
2,525,717
$
Fee Related Earnings
246,084
$
294,495
$
290,742
$
311,183
$
306,708
$
727,193
$
908,633
$
Distributable Earnings
593,453
$
638,994
$
1,230,138
$
781,365
$
625,566
$
1,482,581
$
2,637,069
$
Total Assets Under Management
361,040,173
$
366,553,465
$
368,196,917
$
371,056,281
$
387,449,746
$
361,040,173
$
387,449,746
$
Fee-Earning Assets Under Management
267,757,727
$
277,092,672
$
280,215,551
$
281,934,511
$
285,698,425
$
267,757,727
$
285,698,425
$
Weighted Average Fee-Earning AUM
268,503,412
$
274,475,842
$
279,582,971
$
281,966,547
$
284,114,581
$
260,761,661
$
282,401,080
$
LP Capital Invested
4,136,405
$
7,974,603
$
9,709,930
$
7,799,624
$
10,043,022
$
14,447,147
$
27,552,576
$
Total Capital Invested
4,310,564
$
8,221,697
$
11,840,913
$
8,382,583
$
10,925,170
$
15,053,713
$
31,148,666
$

Blackstone

Private Equity
(Dollars in Thousands)
3Q'16
4Q'16
1Q'17
2Q'17
3Q'17
3Q'16 YTD
3Q'17 YTD
Revenues
Management and Advisory Fees, Net
Base Management Fees
131,708
$
160,301
$
177,464
$
176,555
$
182,108
$
393,833
$
536,127
$
Transaction, Advisory and Other Fees, Net
12,892

8,972

17,200

18,947

10,269

32,901

46,416

Management Fee Offsets
(12,917)

(10,850)

(12,190)

(3,753)

(1,088)

(23,960)

(17,031)

Total Management and Advisory Fees, Net
131,683

158,423

182,474

191,749

191,289

402,774

565,512

Performance Fees
Realized Carried Interest
26,398

131,532

582,681

197,257

101,918

113,736

881,856

Unrealized Carried Interest
144,597

121,262

(184,833)

600

80,003

303,519

(104,230)

Total Performance Fees
170,995

252,794

397,848

197,857

181,921

417,255

777,626

Investment Income (Loss)
Realized
15,469

50,339

80,889

41,168

7,077

23,038

129,134

Unrealized
8,884

(26,401)

(40,824)

(25,014)

17,440

21,558

(48,398)

Total Investment Income
24,353

23,938

40,065

16,154

24,517

44,596

80,736

Interest Income and Dividend Revenue
9,160

11,746

10,922

12,451

15,089

28,525

38,462

Other
411

18,239

(1,800)

(16,124)

(8,346)

2,219

(26,270)

Total Revenues
336,602

465,140

629,509

402,087

404,470

895,369

1,436,066

Expenses
Compensation
73,889

73,154

83,742

90,844

96,409

237,303

270,995

Performance Fee Compensation
Realized Carried Interest
13,741

50,768

181,633

63,060

48,019

60,114

292,712

Unrealized Carried Interest
69,300

65,891

(39,356)

22,219

45,484

98,046

28,347

Total Compensation and Benefits
156,930

189,813

226,019

176,123

189,912

395,463

592,054

Other Operating Expenses
47,534

52,465

42,822

47,665

49,773

143,968

140,260

Total Expenses
204,464

242,278

268,841

223,788

239,685

539,431

732,314

Economic Income
132,138
$
222,862
$
360,668
$
178,299
$
164,785
$
355,938
$
703,752
$
Total Assets Under Management
99,722,322
$
100,192,950
$
99,711,406
$
100,020,379
$
102,456,322
$
99,722,322
$
102,456,322
$
Fee-Earning Assets Under Management
69,347,910
$
69,113,409
$
68,231,620
$
68,030,331
$
67,540,399
$
69,347,910
$
67,540,399
$
Weighted Average Fee-Earning AUM
69,546,251
$
69,616,781
$
68,618,130
$
68,196,699
$
67,609,339
$
63,760,989
$
68,160,269
$
LP Capital Invested
1,683,747
$
2,355,726
$
4,736,388
$
3,846,841
$
3,725,919
$
5,087,881
$
12,309,148
$
Total Capital Invested
1,804,304
$
2,495,215
$
6,748,859
$
4,221,479
$
4,279,062
$
5,416,296
$
15,249,400
$

Blackstone

Real Estate
(Dollars in Thousands)
3Q'16
4Q'16
1Q'17
2Q'17
3Q'17
3Q'16 YTD
3Q'17 YTD
Revenues
Management Fees, Net
Base Management Fees
197,629
$
196,621
$
197,879
$
227,865
$
224,048
$
598,540
$
649,792
$
Transaction and Other Fees, Net
14,190
24,228
21,279
16,087
20,616
71,096
57,982
Management Fee Offsets
(842)
(1,666)
(3,550)
(5,018)
(4,232)
(5,656)
(12,800)
Total Management Fees, Net
210,977
219,183
215,608
238,934
240,432
663,980
694,974
Performance Fees
Realized Carried Interest
461,980
274,495
519,841
389,004
261,122
928,989
1,169,967
Realized Incentive Fees
3,857
15,600
2,914
5,315
50,588
14,025
58,817
Unrealized Carried Interest
(113,449)
58,849
(22,268)
77,200
292,544
(209,846)
347,476
Unrealized Incentive Fees
14,445
9,375
18,713
22,608
(21,977)
30,152
19,344
Total Performance Fees
366,833
358,319
519,200
494,127
582,277
763,320
1,595,604
Investment Income (Loss)
Realized
46,704
43,104
119,579
57,599
44,449
79,608
221,627
Unrealized
(6,725)
16,645
(83,853)
(20,519)
(8,319)
(17,764)
(112,691)
Total Investment Income
39,979
59,749
35,726
37,080
36,130
61,844
108,936
Interest Income and Dividend Revenue
12,460
15,508
18,167
20,998
24,283
38,732
63,448
Other
(548)
16,749
(3,150)
(22,965)
(13,108)
(226)
(39,223)
Total Revenues
629,701
669,508
785,551
768,174
870,014
1,527,650
2,423,739
Expenses
Compensation
99,886
82,000
102,702
110,266
105,753
303,352
318,721
Performance Fee Compensation
Realized Carried Interest
147,419
85,686
179,925
124,292
84,192
246,936
388,409
Realized Incentive Fees
1,764
4,888
1,364
2,931
21,887
7,197
26,182
Unrealized Carried Interest
(38,972)
41,787
11,798
59,174
113,731
2,988
184,703
Unrealized Incentive Fees
6,229
3,943
8,509
9,680
(10,005)
12,929
8,184
Total Compensation and Benefits
216,326
218,304
304,298
306,343
315,558
573,402
926,199
Other Operating Expenses
47,908
55,756
51,969
55,373
58,012
148,206
165,354
Total Expenses
264,234
274,060
356,267
361,716
373,570
721,608
1,091,553
Economic Income
365,467
$
395,448
$
429,284
$
406,458
$
496,444
$
806,042
$
1,332,186
$
Total Assets Under Management
101,876,562
$
101,963,652
$
102,070,930
$
104,034,287
$
111,298,844
$
101,876,562
$
111,298,844
$
Fee-Earning Assets Under Management
65,785,083
$
72,030,054
$
71,904,741
$
73,710,243
$
75,081,521
$
65,785,083
$
75,081,521
$
Weighted Average Fee-Earning AUM
66,708,328
$
68,688,082
$
72,268,792
$
73,320,319
$
74,340,895
$
67,150,535
$
73,647,952
$
LP Capital Invested
1,719,764
$
3,978,386
$
2,590,419
$
2,371,918
$
3,778,790
$
6,991,360
$
8,741,127
$
Total Capital Invested
1,749,778
$
4,048,827
$
2,651,965
$
2,379,922
$
3,841,972
$
7,127,430
$
8,873,859
$

Blackstone

Hedge Fund Solutions
(Dollars in Thousands)
3Q'16
4Q'16
1Q'17
2Q'17
3Q'17
3Q'16 YTD
3Q'17 YTD
Revenues
Management Fees, Net
Base Management Fees
130,305
$
131,150
$
128,468
$
128,698
$
129,410
$
390,586
$
386,576
$
Transaction and Other Fees, Net
116
407
259
1,696
48
654
2,003
Management Fee Offsets
-
-
-
-
(28)
-
(28)
Total Management Fees, Net
130,421
131,557
128,727
130,394
129,430
391,240
388,551
Performance Fees
Realized Incentive Fees
4,572
35,172
14,684
6,995
14,217
7,005
35,896
Unrealized Carried Interest
(84)
(245)
3,797
143
635
749
4,575
Unrealized Incentive Fees
12,038
(9,354)
40,311
22,458
29,349
10,139
92,118
Total Performance Fees
16,526
25,573
58,792
29,596
44,201
17,893
132,589
Investment Income (Loss)
Realized
(1,211)
(753)
(632)
225
1,316
(6,471)
909
Unrealized
12,219
6,177
18,293
11,578
12,723
9,285
42,594
Total Investment Income
11,008
5,424
17,661
11,803
14,039
2,814
43,503
Interest Income and Dividend Revenue
4,692
7,890
7,554
8,769
10,594
15,193
26,917
Other
(260)
8,680
(1,610)
(10,720)
(5,859)
(523)
(18,189)
Total Revenues
162,387
179,124
211,124
169,842
192,405
426,617
573,371
Expenses
Compensation
47,206
39,509
47,604
47,361
44,347
145,811
139,312
Performance Fee Compensation
Realized Incentive Fees
2,902
13,307
7,317
4,362
6,884
6,090
18,563
Unrealized Carried Interest
35
(92)
1,209
178
216
273
1,603
Unrealized Incentive Fees
4,557
(3,550)
14,004
9,242
10,397
3,842
33,643
Total Compensation and Benefits
54,700
49,174
70,134
61,143
61,844
156,016
193,121
Other Operating Expenses
27,432
27,840
25,800
26,240
29,047
80,796
81,087
Total Expenses
82,132
77,014
95,934
87,383
90,891
236,812
274,208
Economic Income
80,255
$
102,110
$
115,190
$
82,459
$
101,514
$
189,805
$
299,163
$
Total Assets Under Management
70,113,508
$
71,119,718
$
73,303,381
$
72,476,444
$
74,219,563
$
70,113,508
$
74,219,563
$
Fee-Earning Assets Under Management
66,434,971
$
66,987,553
$
68,812,528
$
67,824,464
$
69,037,961
$
66,434,971
$
69,037,961
$
Weighted Average Fee-Earning AUM
66,600,260
$
67,993,100
$
68,406,531
$
69,301,130
$
68,957,501
$
66,216,755
$
68,902,797
$
LP Capital Invested
144,505
$
260,482
$
121,857
$
89,985
$
360,748
$
493,066
$
572,590
$
Total Capital Invested
151,099
$
260,742
$
121,888
$
93,191
$
363,420
$
513,701
$
578,499
$

Blackstone

Credit
(Dollars in Thousands)
3Q'16
4Q'16
1Q'17
2Q'17
3Q'17
3Q'16 YTD
3Q'17 YTD
Revenues
Management Fees, Net
Base Management Fees
133,867
$
135,499
$
139,147
$
138,250
$
134,336
$
391,249
$
411,733
$
Transaction and Other Fees, Net
1,823
2,011
1,484
2,162
1,362
4,589
5,008
Management Fee Offsets
(7,091)
(10,781)
(17,859)
(4,653)
(4,867)
(26,731)
(27,379)
Total Management Fees, Net
128,599
126,729
122,772
135,759
130,831
369,107
389,362
Performance Fees
Realized Carried Interest
15,644
10,223
8,800
16,032
6,269
15,940
31,101
Realized Incentive Fees
21,866
33,221
29,539
28,796
36,393
67,078
94,728
Unrealized Carried Interest
75,093
59,344
48,557
(12,863)
59,415
147,609
95,109
Unrealized Incentive Fees
5,689
2,429
992
3,461
(15,844)
6,988
(11,391)
Total Performance Fees
118,292
105,217
87,888
35,426
86,233
237,615
209,547
Investment Income (Loss)
Realized
(328)
2,976
3,058
1,895
7,346
8,028
12,299
Unrealized
12,875
7,195
7,449
788
(4,460)
3,726
3,777
Total Investment Income
12,547
10,171
10,507
2,683
2,886
11,754
16,076
Interest Income and Dividend Revenue
6,769
7,344
9,233
11,037
14,132
20,945
34,402
Other
(28)
9,171
(1,727)
(12,660)
(6,831)
403
(21,218)
Total Revenues
266,179
258,632
228,673
172,245
227,251
639,824
628,169
Expenses
Compensation
47,614
46,400
54,979
56,786
56,289
155,687
168,054
Performance Fee Compensation
Realized Carried Interest
7,267
4,989
4,633
7,937
1,803
7,461
14,373
Realized Incentive Fees
10,770
15,091
14,071
14,188
18,052
31,523
46,311
Unrealized Carried Interest
39,681
30,005
21,962
(7,071)
27,727
73,940
42,618
Unrealized Incentive Fees
2,722
1,096
626
1,678
(7,486)
2,874
(5,182)
Total Compensation and Benefits
108,054
97,581
96,271
73,518
96,385
271,485
266,174
Other Operating Expenses
28,016
36,611
32,701
36,406
36,747
83,700
105,854
Total Expenses
136,070
134,192
128,972
109,924
133,132
355,185
372,028
Economic Income
130,109
$
124,440
$
99,701
$
62,321
$
94,119
$
284,639
$
256,141
$
Total Assets Under Management
89,327,781
$
93,277,145
$
93,111,200
$
94,525,171
$
99,475,017
$
89,327,781
$
99,475,017
$
Fee-Earning Assets Under Management
66,189,763
$
68,961,656
$
71,266,662
$
72,369,473
$
74,038,544
$
66,189,763
$
74,038,544
$
Weighted Average Fee-Earning AUM
65,648,573
$
68,177,879
$
70,289,518
$
71,148,399
$
73,206,846
$
63,633,382
$
71,690,062
$
LP Capital Invested
588,389
$
1,380,009
$
2,261,266
$
1,490,880
$
2,177,565
$
1,874,840
$
5,929,711
$
Total Capital Invested
605,383
$
1,416,913
$
2,318,201
$
1,687,991
$
2,440,716
$
1,996,286
$
6,446,908
$

Blackstone

Unitholder Distribution
Generated
$0.52
of
Distributable
Earnings
per
common
unit
during
the
quarter,
up
8%
from
the
prior
year,
bringing
the
year-to-date
amount
to
$2.17
per
common
unit.
Declared
a
quarterly
distribution
of
$0.44
per
common
unit
to
record
holders
as
of
October
30,
2017;
payable
on
November
6,
2017.
A detailed description of Blackstone’s distribution policy and the definition of Distributable Earnings can be found on page 31, Definitions and Distribution Policy. DE before Certain Payables represents
Distributable Earnings before the deduction for the Payable Under Tax Receivable Agreement and tax expense (benefit) of wholly owned subsidiaries. Per Unit calculations are based on end of period Total
Common Units Outstanding (page 30, Unit Rollforward); actual distributions are paid to unitholders as of the applicable record date. Retained capital is withheld pro-rata from common and Blackstone
Holdings Partnership unitholders. Common unitholders’ share was $53 million for 3Q’17 and $212 million for 3Q’17 YTD.
% Change
% Change
(Dollars in Thousands, Except per Unit Data)
3Q'16
4Q'16
1Q'17
2Q'17
3Q'17
vs. 3Q'16
3Q'16 YTD
3Q'17 YTD
vs. 3Q'16 YTD
Distributable Earnings
593,453
$
638,994
$
1,230,138
$
781,365
$
625,566
$
5%
1,482,581
$
2,637,069
$
78%
Add: Other Payables Attributable
to Common Unitholders
30,576
41,304
6,632
29,808
9,448
(69)%
41,014
45,888
12%
DE before Certain Payables
624,029
680,298
1,236,770
811,173
635,014
2%
1,523,595
2,682,957
76%
Percent to Common Unitholders
54%
55%
55%
56%
56%
54%
55%
DE before Certain Payables Attributable
to Common Unitholders
340,069
373,655
683,473
451,302
353,193
4%
828,453
1,487,968
80%
Less: Other Payables Attributable
to Common Unitholders
(30,576)
(41,304)
(6,632)
(29,808)
(9,448)
(69)%
(41,014)
(45,888)
12%
DE Attributable to Common Unitholders
309,493
332,351
676,841
421,494
343,745
11%
787,439
1,442,080
83%
DE per Common Unit
0.48
$
0.51
$
1.02
$
0.63
$
0.52
$
8%
1.22
$
2.17
$
78%
Less: Retained Capital per Common Unit
(0.07)
$
(0.04)
$
(0.15)
$
(0.09)
$
(0.08)
$
14%
(0.17)
$
(0.32)
$
88%
Actual Distribution per Common Unit
0.41
$
0.47
$
0.87
$
0.54
$
0.44
$
7%
1.05
$
1.85
$
76%
Record Date
Oct 30, 2017
Payable Date
Nov 6, 2017

Blackstone

3Q’17 Total AUM Rollforward
(Dollars in Millions)
3Q’17 LTM Total AUM Rollforward
(Dollars in Millions)
Inflows include contributions, capital raised, other increases in available capital, purchases, multi-asset product allocations to other strategies and acquisitions. Outflows represent redemptions, client withdrawals and other decreases in available capital. Realizations represent realizations from the disposition of assets. Market Activity represents gains (losses)
on portfolio investments and impact of foreign exchange rate fluctuations.
Total Assets Under Management
Private
Equity
Real
Estate
Hedge
Fund
Solutions
Credit
Inflows:
First close for second Asian opportunistic fund ($5.0 billion); BPP U.S. fund and co-invest ($490 million); BREIT ($375 million);
BREDS ($310 million).
Realizations: BREP opportunistic funds and co-invest ($2.6 billion); BREDS ($299 million); core+ funds ($168 million).
Market Activity:
Carrying value increases of 5.5% and 3.2% within the opportunistic and core+ funds, respectively.
Inflows: Individual investor and specialized solutions ($1.5 billion); commingled products ($548 million); customized solutions ($317 million).
Outflows and Realizations:
Individual investor and specialized solutions ($1.1 billion); customized solutions ($622 million).
Market Activity:
BAAM’s Principal Solutions Composite up 2.3% gross (2.0% net) during the quarter.
Inflows: Distressed strategies ($4.8 billion); two new CLOs ($1.1 billion); BDCs ($648 million); long only ($593 million); mezzanine funds
($330 million).
Outflows and Realizations: Distressed strategies ($1.5 billion); capital returned to investors for CLOs outside investment periods
($896
million); mezzanine funds ($779 million); dividends from BDCs ($493 million); long only ($441 million).
Inflows: Tactical Opportunities ($3.7 billion) and Strategic Partners ($424 million), partially offset by $997 million of allocations from multi-
asset products to other strategies.
Realizations: Strategic Partners ($852 million); Corporate Private Equity ($715 million); Tactical Opportunities ($638 million).
Market Activity:
Carrying value increase of 3.3% within Corporate Private Equity.
Private
Real
Hedge Fund
Equity
Estate
Solutions
2Q'17
100,020
$
104,034
$
72,476
$
94,525
$
371,056
$
Inflows
3,281

6,435

2,412

7,570

19,699

Outflows
(187)

(202)

(1,684)

(852)

(2,925)

Realizations
(2,393)

(3,084)

(102)

(3,243)

(8,822)

Net Inflows
702

3,149

627

3,475

7,953

Market Activity
1,734

4,115

1,116

1,475

8,441

3Q'17
102,456
$
111,299
$
74,220
$
99,475
$
387,450
$
QoQ Increase
2%
7%
2%
5%
4%
Credit
Total
Private
Real
Hedge Fund
Equity
Estate
Solutions
3Q'16
99,722
$
101,877
$
70,114
$
89,328
$
361,040
$
Inflows
10,844

15,279

11,174

25,108

62,405

Outflows
(1,174)

(1,343)

(10,732)

(6,476)

(19,726)

Realizations
(15,176)

(17,978)

(1,025)

(12,410)

(46,588)

Net Inflows (Outflows)
(5,505)

(4,042)

(583)

6,221

(3,909)

Market Activity
8,239

13,464

4,689

3,926

30,318

3Q'17
102,456
$
111,299
$
74,220
$
99,475
$
387,450
$
YoY Increase
3%
9%
6%
11%
7%
Credit
Total

Blackstone

3Q’17 Fee-Earning AUM Rollforward
(Dollars in Millions)
3Q’17 LTM Fee-Earning AUM Rollforward
(Dollars in Millions)
Private
Equity
Real
Estate
Hedge
Fund
Solutions
Credit
Inflows: BPP U.S. fund and co-invest ($721 million); BREDS ($718 million); BREIT ($375 million); BREP opportunistic funds ($199 million).
Realizations: BREP opportunistic funds and co-invest ($766 million); BREDS ($353 million); core+ funds ($133 million).
Inflows: Individual investor and specialized solutions ($1.1 billion); commingled products ($400 million); customized solutions ($100 million).
Outflows and Realizations:
Individual investor and specialized solutions ($803 million); customized solutions ($572 million).
Inflows: Distressed strategies ($1.3 billion); two new CLOs ($1.1 billion); mezzanine funds ($770 million); BDCs ($648 million); long only ($493 million).
Outflows and Realizations: Distressed strategies ($1.2 billion); capital returned to investors for CLOs outside investment periods
($801
million); mezzanine funds ($589 million); dividends from BDCs ($493 million); long only ($422 million).
Inflows: Tactical Opportunities ($515 million) and Strategic Partners ($399 million), partially offset by $340 million of allocations from multi-
asset products to other strategies.
Realizations: Strategic Partners ($625 million); Tactical Opportunities ($273 million); Corporate Private Equity ($190 million).
Fee-Earning Assets Under Management
Private
Real
Hedge Fund
Equity
Estate
Solutions
2Q'17
68,030
$
73,710
$
67,824
$
72,369
$
281,935
$
Inflows
611

2,039

1,563

4,279

8,493

Outflows
(108)

(310)

(1,329)

(774)

(2,522)

Realizations
(1,111)

(1,257)

(79)

(2,712)

(5,159)

Net Inflows (Outflows)
(608)

472

155

793

812

Market Activity
118

900

1,059

876

2,952

3Q'17
67,540
$
75,082
$
69,038
$
74,039
$
285,698
$
QoQ Increase (Decrease)
(1)%
2%
2%
2%
1%
Credit
Total
Private
Real
Hedge Fund
Equity
Estate
Solutions
3Q'16
69,348
$
65,785
$
66,435
$
66,190
$
267,758
$
Inflows
6,125

18,259

9,349

20,475

54,208

Outflows
(1,556)

(2,534)

(10,039)

(3,861)

(17,991)

Realizations
(6,840)

(8,537)

(926)

(10,842)

(27,144)

Net Inflows (Outflows)
(2,270)

7,188

(1,616)

5,771

9,073

Market Activity
462

2,108

4,219

2,078

8,868

3Q'17
67,540
$
75,082
$
69,038
$
74,039
$
285,698
$
YoY Increase (Decrease)
(3)%
14%
4%
12%
7%
Credit
Total
Inflows include contributions, capital raised, other increases in available capital, purchases, multi-asset product allocations to other strategies and acquisitions. Outflows represent redemptions, client withdrawals and other decreases in available capital. Realizations represent realizations from the disposition of assets. Market Activity represents gains (losses)
on portfolio investments and impact of foreign exchange rate fluctuations.

Blackstone

Net Accrued Performance Fees
$3.6
billion
Net Accrued Performance Fees at 3Q’17
$3.01
per unit
Net Accrued Performance Fees at 3Q’17
Net Accrued Performance Fees are presented net of performance fee compensation and do not include clawback amounts, if any, which are disclosed in the 10-K/Q. Net Realized
Performance Fees are included in DE. Net Realized Performance Fees represents Performance Fees realized, but not yet distributed as of the reporting date and included in the Net
Accrued Performance Fee balance. When these fees are received, the receivable is reduced without further impacting DE. Per Unit calculations are based on end of period DE Units
Outstanding (see page 30, Unit Rollforward).
Net Accrued Performance Fees
(Dollars in Millions, Except per Unit Data)
2Q'17
3Q'17
3Q'17 Per Unit
QoQ Change
Private Equity
BCP IV Carried Interest
86
$
96
$
0.08
$
10
$
BCP V Carried Interest
68
75
0.06
7
BCP VI Carried Interest
579
618
0.52
39
BEP I Carried Interest
89
77
0.06
(12)
BEP II Carried Interest
12
14
0.01
2
Tactical Opportunities Carried Interest
117
119
0.10
2
BTAS Carried Interest
27
14
0.01
(13)
Strategic Partners Carried Interest
46
56
0.05
10
Other Carried Interest
4
2
-
(2)
Total Private Equity
1,028
$
1,071
$
0.89
$
43
$
Real Estate
BREP IV Carried Interest
8
8
0.01
-
BREP V Carried Interest
238
241
0.20
3
BREP VI Carried Interest
229
247
0.21
18
BREP VII Carried Interest
544
612
0.51
68
BREP VIII Carried Interest
211
248
0.21
37
BREP Europe III Carried Interest
169
182
0.15
13
BREP Europe IV Carried Interest
367
402
0.34
35
BREP Europe V Carried Interest
-
9
0.01
9
BREP Asia Carried Interest
76
85
0.07
9
BPP Carried Interest
70
86
0.07
16
BPP Incentive Fees
48
56
0.05
8
BREIT Incentive Fees
3
6
0.01
3
BREDS Carried Interest
17
20
0.02
3
BREDS Incentive Fees
10
12
0.01
2
Asia Platform Incentive Fees
7
9
0.01
2
Total Real Estate
1,997
$
2,223
$
1.85
$
226
$
Hedge Fund Solutions
Carried Interest
-
5
-
5
Incentive Fees
50
69
0.06
19
Total Hedge Fund Solutions
50
$
74
$
0.06
$
24
$
Credit
Carried Interest
192
224
0.19
32
Incentive Fees
25
18
0.02
(7)
Total Credit
217
$
242
$
0.20
$
25
$
Total Blackstone
Carried Interest
3,149
3,440
2.87
291
Incentive Fees
143
170
0.14
27
Net Accrued Performance Fees
3,292
$
3,610
$
3.01
$
318
$
Memo: Net Realized Performance Fees
42
$
129
$
0.11
$
87
$

Blackstone

Investment
Records
as
of
September
30,
2017
(a)
Continued...
Committed
Available
Unrealized Investments
Realized Investments
Total Investments
Net IRRs (d)
(Dollars in Thousands, Except Where Noted)
Capital
Capital (b)
Value
MOIC (c)
% Public
Value
MOIC (c)
Value
MOIC (c)
Realized
Total
Private Equity
BCP I (Oct 1987 / Oct 1993)
859,081
$
-
$
-
$
n/a
-
1,741,738
$
2.6x
1,741,738
$
2.6x
19%
19%
BCP II (Oct 1993 / Aug 1997)
1,361,100
-
-
n/a
-
3,256,819
2.5x
3,256,819
2.5x
32%
32%
BCP III (Aug 1997 / Nov 2002)
3,967,422
-
-
n/a
-
9,184,688
2.3x
9,184,688
2.3x
14%
14%
BCOM (Jun 2000 / Jun 2006)
2,137,330
24,575
20,537
1.6x
-
2,951,018
1.4x
2,971,555
1.4x
6%
6%
BCP IV (Nov 2002 / Dec 2005)
6,773,182
209,846
1,175,372
1.2x
36%
20,314,898
3.1x
21,490,270
2.8x
41%
36%
BCP V (Dec 2005 / Jan 2011)
21,024,904
1,246,115
2,532,571
1.1x
43%
35,584,157
2.0x
38,116,728
1.9x
9%
8%
BCP VI (Jan 2011 / May 2016)
15,189,742
1,888,759
15,561,103
1.6x
18%
6,855,306
1.8x
22,416,409
1.6x
17%
12%
BEP I (Aug 2011 / Feb 2015)
2,437,608
165,197
2,697,741
1.4x
29%
944,061
1.9x
3,641,802
1.5x
37%
12%
BEP II (Feb 2015 / Feb 2021)
4,847,703
2,104,568
2,110,159
1.3x
-
-
n/a
2,110,159
1.3x
n/a
15%
BCP VII (May 2016 / May 2022)
18,546,060
14,233,167
2,630,834
1.1x
-
12,597
1.0x
2,643,431
1.1x
n/m
n/m
Total Corporate Private Equity
77,144,132
$
19,872,227
$
26,728,317
$
1.4x
19%
80,845,282
$
2.2x
107,573,599
$
1.9x
17%
15%
Tactical Opportunities
16,171,484
7,168,854
9,821,610
1.2x
6%
2,976,806
1.5x
12,798,416
1.3x
24%
11%
Tactical Opportunities Co-Investment and Other
4,690,335
2,255,630
2,261,966
1.2x
-
598,913
1.7x
2,860,879
1.3x
n/a
16%
Strategic Partners I-V and Co-Investment (e)
11,862,571
1,814,378
2,505,236
n/m
-
14,833,270
n/m
17,338,506
1.5x
n/a
13%
Strategic Partners VI LBO, RE and SMA (e)
7,402,171
2,595,063
3,384,834
n/m
-
1,943,750
n/m
5,328,584
1.4x
n/a
21%
Strategic Partners VII (e)
7,489,970
4,670,462
1,595,269
n/m
-
152,414
n/m
1,747,683
1.4x
n/a
82%
Strategic Partners RA II (e)
495,204
220,389
209,874
n/m
-
-
n/m
209,874
1.0x
n/a
n/m
BCEP (f)
4,755,133
3,380,911
1,374,222
1.0x
-
-
n/a
1,374,222
1.0x
n/a
n/m
Other Funds and Co-Investment (g)
454,483
n/m
45,521
0.8x
40%
636,117
0.9x
681,638
0.9x
n/m
n/m
Real Estate
Pre-BREP
140,714
$
-
$
-
$
n/a
-
345,190
$
2.5x
345,190
$
2.5x
33%
33%
BREP I (Sep 1994 / Oct 1996)
380,708
-
-
n/a
-
1,327,708
2.8x
1,327,708
2.8x
40%
40%
BREP II (Oct 1996 / Mar 1999)
1,198,339
-
-
n/a
-
2,531,614
2.1x
2,531,614
2.1x
19%
19%
BREP III (Apr 1999 / Apr 2003)
1,522,708
-
-
n/a
-
3,330,406
2.4x
3,330,406
2.4x
21%
21%
BREP IV (Apr 2003 / Dec 2005)
2,198,694
-
379,551
0.5x
34%
4,160,228
2.2x
4,539,779
1.7x
31%
12%
BREP V (Dec 2005 / Feb 2007)
5,539,418
-
2,236,033
2.1x
22%
11,078,880
2.3x
13,314,913
2.3x
12%
11%
BREP VI (Feb 2007 / Aug 2011)
11,060,444
557,525
2,307,696
2.0x
27%
25,016,549
2.5x
27,324,245
2.5x
14%
13%
BREP VII (Aug 2011 / Apr 2015)
13,495,032
2,061,915
14,435,174
1.7x
17%
12,920,004
1.9x
27,355,178
1.8x
27%
18%
BREP VIII (Apr 2015 / Oct 2020)
16,427,724
9,656,801
9,223,720
1.4x
1%
2,559,094
1.3x
11,782,814
1.3x
19%
18%
Total Global BREP
51,963,781
$
12,276,241
$
28,582,174
$
1.6x
13%
63,269,673
$
2.2x
91,851,847
$
2.0x
19%
16%
BREP Int'l (Jan 2001 / Sep 2005)
824,172
€
-
€
-
€
n/a
-
1,369,016
€
2.1x
1,369,016
€
2.1x
23%
23%
BREP Int'l II (Sep 2005 / Jun 2008)
1,629,748
-
209,701
0.7x
28%
2,181,999
2.0x
2,391,700
1.7x
8%
6%
BREP Europe III (Jun 2008 / Sep 2013)
3,205,140
459,583
2,772,915
2.0x
-
3,452,579
2.2x
6,225,494
2.1x
21%
16%
BREP Europe IV (Sep 2013 / Dec 2016)
6,707,816
1,433,722
8,660,125
1.6x
3%
1,531,055
1.7x
10,191,180
1.6x
26%
18%
BREP Europe V (Dec 2016 / Jun 2022)
7,807,139
5,925,061
1,841,685
1.1x
-
-
n/a
1,841,685
1.1x
n/a
22%
Total Euro BREP
20,174,015
€
7,818,366
€
13,484,426
€
1.6x
3%
8,534,649
€
2.0x
22,019,075
€
1.7x
16%
14%
BREP Asia (Jun 2013 / Dec 2017)
5,089,703
$
2,607,059
$
3,375,019
$
1.4x
1%
2,225,256
$
1.7x
5,600,275
$
1.5x
21%
17%
BREP Asia II (TBD)
5,032,145
5,032,145
-
n/a
n/a
-
n/a
-
n/a
n/a
n/a
BREP Co-Investment (h)
6,819,065
146,573
2,488,446
1.8x
58%
11,146,852
2.1x
13,635,298
2.0x
16%
16%
Total BREP
93,606,713
$
29,405,748
$
50,753,493
$
1.6x
11%
87,949,272
$
2.2x
138,702,765
$
1.9x
18%
16%
BPP (i)
14,810,971
$
3,062,857
$
15,258,841
$
1.3x
-
107,286
$
1.9x
15,366,127
$
1.3x
36%
12%
BREDS (j)
12,893,818
$
5,922,509
$
3,409,185
$
1.2x
-
7,402,762
$
1.3x
10,811,947
$
1.3x
12%
11%

Blackstone

Committed
Available
Unrealized Investments
Realized Investments
Total Investments
Net IRRs (d)
(Dollars in Thousands, Except Where Noted)
Capital
Capital (b)
Value
MOIC (c)
% Public
Value
MOIC (c)
Value
MOIC (c)
Realized
Total
Hedge Fund Solutions
BSCH (Dec 2013 / Jun 2020) (k)
3,298,575
$
2,599,011
$
722,732
$
1.0x
-

153,615
$
n/a
876,347
$
1.3x
n/a
5%
BSCH Co-Investment
276,000

211,687

62,320

1.0x
-

4,298

n/a
66,618

1.0x
n/a
1%
Total Hedge Fund Solutions
3,574,575
$
2,810,698
$
785,052
$
1.0x
-

157,913
$
n/a
942,965
$
1.2x
n/a
4%
Credit (l)
Mezzanine I (Jul 2007 / Oct 2011)
2,000,000
$
99,280
$
146,603
$
1.2x
-

4,679,765
$
1.6x
4,826,368
$
1.6x
n/a
17%
Mezzanine II (Nov 2011 / Nov 2016)
4,120,000

1,155,092

3,262,282

1.2x
-

3,035,304

1.4x
6,297,586

1.3x
n/a
13%
Mezzanine III (Sep 2016 / Sep 2021)
6,639,133

4,252,938

2,120,486

1.1x
-

203,029

1.1x
2,323,515

1.1x
n/a
13%
Stressed / Distressed Investing I (Sep 2009 / May 2013)
3,253,143

275,335

808,796

1.1x
-

5,120,819

1.5x
5,929,615

1.4x
n/a
11%
Stressed / Distressed Investing II (Jun 2013 / Jun 2018)
5,125,000

907,391

3,652,108

1.2x
-

1,584,226

1.2x
5,236,334

1.2x
n/a
14%
Stressed / Distressed Investing III (TBD)
6,004,072

6,004,072

-

n/a
-

-

n/a
-

n/a
n/a
n/a
Energy Select Opportunities (Nov 2015 / Nov 2018)
2,856,866

1,143,357

1,614,309

1.1x
-

172,602

1.5x
1,786,911

1.2x
n/a
22%
Euro
European Senior Debt Fund (Feb 2015 / Feb 2018)
1,964,689
€
2,032,669
€
1,538,527
€
1.0x
-

371,825
€
1.2x
1,910,352
€
1.1x
n/a
9%
Total Credit
32,264,624
$
16,240,486
$
13,417,332
$
1.1x
-

15,215,191
$
1.5x
28,632,523
$
1.3x
n/a
14%
Investment
Records
as
of
September
30,
2017
(a)
–
Continued
The returns presented herein represent those of the applicable Blackstone Funds and not those of The Blackstone Group L.P.
n/m
Not meaningful.
n/a
Not applicable.
(a)
Preliminary.
(b)
Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital and may include leverage, less invested capital. This amount is not reduced by outstanding commitments to investments.
(c)
Multiple of Invested Capital (“MOIC”) represents carrying value, before management fees, expenses and Carried Interest, divided by invested capital.
(d)
Net Internal Rate of Return (“IRR”) represents the annualized inception to September 30, 2017 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest.
(e)
Realizations
are
treated
as
return
of
capital
until
fully
recovered
and
therefore
unrealized
and
realized
MOICs
are
not
meaningful.
(f)
BCEP, or Blackstone Core Equity Partners, is a core private equity fund which invests with a more modest risk profile and longer hold period.
(g)
Returns for Other Funds and Co-Investment are not meaningful as these funds have limited transaction activity.
(h)
BREP Co-Investment represents co-investment capital raised for various BREP investments. The Net IRR reflected is calculated by aggregating each co-
investment’s realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest.
(i)
BPP represents the core+ real estate funds which invest with a more modest risk profile and lower leverage. Excludes BREIT.
(j)
Excludes Capital Trust drawdown funds.
(k)
BSCH,
or
Blackstone
Strategic
Capital
Holdings,
is
a
permanent
capital
vehicle
focused
on
acquiring
strategic
minority
positions
in
alternative
asset
managers.
(l)
Funds presented represent the flagship credit drawdown funds only. The Total Credit Net IRR is the combined IRR of the eight credit drawdown funds presented.

Blackstone

Notes on page 25.
Reconciliation of GAAP to Non-GAAP Measures
(Dollars in Thousands)
3Q'16
4Q'16
1Q'17
(o)
2Q'17
3Q'17
3Q'16 YTD
3Q'17 YTD
Net Income Attributable to The Blackstone Group L.P.
312,905
$
367,951
$
461,825
$
342,775
$
384,642
$
671,284
$
1,189,242
$
Net Income Attributable to Non-Controlling Interests in Blackstone Holdings
285,267
342,010
417,258
287,979
345,650
618,274
1,050,887
Net Income Attributable to Non-Controlling Interests in Consolidated Entities
82,653
58,684
138,685
112,944
113,446
187,468
365,075
Net Income Attributable to Redeemable Non-Controlling
Interests in Consolidated Entities
10,764
1,663
2,000
991
3,215
2,314
6,206
Net Income
691,589
$
770,308
$
1,019,768
$
744,689
$
846,953
$
1,479,340
$
2,611,410
$
Provision for Taxes
27,714
48,087
57,437
29,608
59,512
84,275
146,557
Income Before Provision for Taxes
719,303
$
818,395
$
1,077,205
$
774,297
$
906,465
$
1,563,615
$
2,757,967
$
Transaction-Related Charges
(a)
60,029
70,816
56,979
57,831
55,714
194,121
170,524
Amortization of Intangibles
(b)
22,054
15,996
11,344
11,344
11,344
68,470
34,032
(Income) Associated with Non-Controlling Interests of Consolidated Entities
(c)
(93,417)
(60,347)
(140,685)
(113,935)
(116,661)
(189,782)
(371,281)
Economic Income
707,969
$
844,860
$
1,004,843
$
729,537
$
856,862
$
1,636,424
$
2,591,242
$
(Taxes)
(d)
(20,985)
(33,250)
(18,805)
(24,168)
(22,552)
(59,013)
(65,525)
Economic Net Income
686,984
$
811,610
$
986,038
$
705,369
$
834,310
$
1,577,411
$
2,525,717
$
Taxes
(d)
20,985
33,250
18,805
24,168
22,552
59,013
65,525
Performance Fee Adjustment
(e)
(672,646)
(741,903)
(1,063,728)
(757,006)
(894,632)
(1,436,083)
(2,715,366)
Investment (Income) Adjustment
(f)
(87,887)
(99,282)
(103,959)
(67,720)
(77,572)
(121,008)
(249,251)
Other Revenue
(g)
425
(52,839)
8,287
62,469
34,144
(1,873)
104,900
Net Interest Loss
(h)
14,184
10,542
10,954
6,591
2,864
41,081
20,409
Performance Fee Compensation and Benefits Adjustment
(i)
267,415
313,809
407,695
311,870
360,901
554,213
1,080,466
Equity-Based Compensation -
Non-Incentive Fee Related
(j)
16,624
19,308
26,650
25,442
24,141
54,439
76,233
Fee Related Earnings
246,084
$
294,495
$
290,742
$
311,183
$
306,708
$
727,193
$
908,633
$
Net Realized Performance Fees
(k)
352,008
327,053
772,780
429,177
293,339
791,737
1,495,296
Realized Investment Income
(l)
60,634
95,666
202,894
100,887
60,188
104,203
363,969
Net Interest (Loss)
(h)
(14,184)
(10,542)
(10,954)
(6,591)
(2,864)
(41,081)
(20,409)
Taxes and Related Payables Including Payable Under Tax Receivable Agreement
(m)
(51,089)
(67,678)
(25,324)
(53,291)
(31,805)
(99,471)
(110,420)
Distributable Earnings
593,453
$
638,994
$
1,230,138
$
781,365
$
625,566
$
1,482,581
$
2,637,069
$
Interest Expense
(n)
47,265
53,030
56,830
59,846
66,962
144,476
183,638
Taxes and Related Payables Including Payable Under Tax Receivable Agreement
(m)
51,089
67,678
25,324
53,291
31,805
99,471
110,420
Depreciation and Amortization
7,338
12,010
6,216
6,392
6,027
19,961
18,635
Adjusted EBITDA
699,145
$
771,712
$
1,318,508
$
900,894
$
730,360
$
1,746,489
$
2,949,762
$

Blackstone

Reconciliation
of
GAAP
to
Non-GAAP
Measures
–
Notes
Note:
See page 31, Definitions and Distribution Policy.
(a)
This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for Transaction-Related Charges which include principally equity-based compensation charges associated with Blackstone’s initial public offering and certain long-term retention programs outside of annual deferred compensation and other corporate actions.
(b)
This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for the Amortization of Intangibles which are associated with Blackstone’s initial public offering and other corporate actions.
(c)
This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes the amount of (Income) Loss Associated with Non-
Controlling Interests of Consolidated Entities and includes the amount of Management Fee Revenues associated with Consolidated
CLO Entities.
(d)
Taxes represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss)
Before Provision for Taxes.
(e)
This adjustment removes from EI the total segment amount of Performance Fees.
(f)
This adjustment removes from EI the total segment amount of Investment Income (Loss).
(g)
This adjustment removes from EI the total segment amount of Other Revenue.
(h)
This adjustment represents Interest Income and Dividend Revenue less Interest Expense.
(i)
This adjustment removes from expenses the compensation and benefit amounts related to Blackstone’s profit sharing plans related to Performance Fees, including Incentive Fee Related equity-based award expense.
(j)
Represents Non-Incentive Fee Related equity-based award expense and excludes all transaction-related equity-based charges.
(k)
Represents the adjustment for realized Performance Fees net of corresponding actual amounts due under Blackstone’s profit sharing plans related thereto. Equals the sum of Net Realized Incentive Fees and Net Realized Carried Interest.
(l)
Represents the adjustment for Blackstone’s Realized Investment Income (Loss).
(m)
Taxes and Related Payables Including Payable Under Tax Receivable Agreement represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss) Before Provision for Taxes and the Payable Under
Tax
Receivable Agreement.
(n)
Represents Interest Expense, including inter-segment interest related expense.
(o)
Effective January 1, 2017, Fee Related Earnings, a Total Segment measure, has been redefined to exclude all Equity-Based
Compensation and Other Revenue. Distributable Earnings, a Total Segment measure, has been redefined to exclude Other Revenue.
All prior periods have been recast to reflect this definition.

Blackstone

Notes on page 27.
Continued...
Reconciliation of GAAP to Total Segment Measures
(Dollars in Thousands)
3Q'16
4Q'16
1Q'17
2Q'17
3Q'17
3Q'16 YTD
3Q'17 YTD
Management and Advisory Fees, Net
GAAP
596,154
$
630,092
$
642,142
$
686,586
$
680,641
$
1,812,883
$
2,009,369
$
Elimination Adjustment
(a)
5,526
5,800
7,439
10,250
11,341
14,218
29,030
Total Segment
601,680
$
635,892
$
649,581
$
696,836
$
691,982
$
1,827,101
$
2,038,399
$
Performance Fees
GAAP
671,032
$
741,563
$
1,063,142
$
756,397
$
893,844
$
1,434,768
$
2,713,383
$
Elimination Adjustment
(a)
1,614
340
586
609
788
1,315
1,983
Total Segment
672,646
$
741,903
$
1,063,728
$
757,006
$
894,632
$
1,436,083
$
2,715,366
$
Investment Income
GAAP
143,103
$
116,317
$
211,156
$
132,333
$
170,890
$
239,734
$
514,379
$
Consolidation and Elimination Adjustment
(b)
(55,216)
(17,035)
(107,197)
(64,613)
(93,318)
(118,726)
(265,128)
Total Segment
87,887
$
99,282
$
103,959
$
67,720
$
77,572
$
121,008
$
249,251
$
Interest and Dividend Revenue
GAAP
21,819
$
28,544
$
28,495
$
33,703
$
36,974
$
67,180
$
99,172
$
Elimination Adjustment
(c)
11,262
13,944
17,381
19,552
27,124
36,215
64,057
Total Segment
33,081
$
42,488
$
45,876
$
53,255
$
64,098
$
103,395
$
163,229
$
Other
GAAP
(423)
$
52,853
$
(4,212)
$
(59,664)
$
(35,572)
$
1,900
$
(99,448)
$
Elimination Adjustment
(a)
(2)
(14)
(4,075)
(2,805)
1,428
(27)
(5,452)
Total Segment
(425)
$
52,839
$
(8,287)
$
(62,469)
$
(34,144)
$
1,873
$
(104,900)
$
Total Revenues
GAAP
1,431,685
$
1,569,369
$
1,940,723
$
1,549,355
$
1,746,777
$
3,556,465
$
5,236,855
$
Consolidation and Elimination Adjustment
(d)
(36,816)
3,035
(85,866)
(37,007)
(52,637)
(67,005)
(175,510)
Total Segment
1,394,869
$
1,572,404
$
1,854,857
$
1,512,348
$
1,694,140
$
3,489,460
$
5,061,345
$
Compensation
GAAP
329,634
$
304,347
$
351,589
$
367,203
$
359,209
$
1,031,061
$
1,078,001
$
Consolidation Adjustment
(e)
(61,039)
(63,284)
(62,562)
(61,946)
(56,411)
(188,908)
(180,919)
Total Segment
268,595
$
241,063
$
289,027
$
305,257
$
302,798
$
842,153
$
897,082
$

Blackstone

This analysis reconciles the summarized components of Total Segments (pages 3-7) to their respective Total Segment amounts (page 13) and to their equivalent GAAP
(a)
Represents the add back of the management, performance, and other fees earned from consolidated Blackstone Funds which have been eliminated in
consolidation.
(b)
Represents the add back of investment income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation and the inclusion of investment income on non-consolidated Blackstone Funds which in GAAP is recorded as Other Income (Loss)
-
Net Gains
(Losses) from Fund Investment Activities.
(c)
Represents the elimination of inter-segment interest income and the related expense.
(d)
Represents the total consolidation and elimination adjustments for Total Revenues and Total Expenses, respectively.
(e)
Represents transaction-based equity compensation that is not recorded in the segments.
(f)
Represents the add back for the amortization of transaction based intangibles, which is not recorded in the segments, and the elimination of inter-segment interest expense.
(g)
Represents the reversal of Fund Expenses which are attributable to consolidated Blackstone Funds and not a component of the segments.
(h)
Represents the inclusion of Other Income (Loss) which is a consolidation amount not recorded in the segments.
(i)
Represents the total consolidation and elimination adjustment between GAAP and Total Segments.
Reconciliation
of
GAAP
to
Total
Segment
Measures
–
Continued
(Dollars in Thousands)
3Q'16
4Q'16
1Q'17
2Q'17
3Q'17
3Q'16 YTD
3Q'17 YTD
Other Operating Expenses
GAAP
General, Administrative and Other
124,322
$
141,954
$
106,044
$
115,281
$
115,755
$
378,355
$
337,080
$
Interest Expense
37,278
41,142
40,246
41,089
41,545
111,512
122,880
GAAP
161,600
$
183,096
$
146,290
$
156,370
$
157,300
$
489,867
$
459,960
$
Consolidation and Elimination Adjustment
(f)
(10,710)
(10,424)
7,002
9,314
16,279
(33,197)
32,595
Total Segment
150,890
$
172,672
$
153,292
$
165,684
$
173,579
$
456,670
$
492,555
$
Total Expenses
GAAP
773,777
$
824,484
$
929,650
$
885,112
$
903,760
$
2,104,090
$
2,718,522
$
Less: GAAP Fund Expenses
(g)
(15,128)
(23,232)
(24,076)
(49,669)
(26,350)
(28,949)
(100,095)
Consolidation and Elimination Adjustment
(d)
(71,749)
(73,708)
(55,560)
(52,632)
(40,132)
(222,105)
(148,324)
Total Segment
686,900
$
727,544
$
850,014
$
782,811
$
837,278
$
1,853,036
$
2,470,103
$
GAAP Income Before Provision for Taxes to Total Segment Economic Income
GAAP
Revenues Less Expenses
657,908
744,885
1,011,073
664,243
843,017
1,452,375
2,518,333
Other Income
(h)
61,395
73,510
66,132
110,054
63,448
111,240
239,634
Income Before Provision for Taxes
719,303
818,395
1,077,205
774,297
906,465
1,563,615
2,757,967
Consolidation and Elimination Adjustment
(i)
(11,334)
26,465
(72,362)
(44,760)
(49,603)
72,809
(166,725)
Total Segment
707,969
$
844,860
$
1,004,843
$
729,537
$
856,862
$
1,636,424
$
2,591,242
$
measures as reported on the Consolidated Statements of Operations (page 1).

Blackstone

Walkdown of Financial Metrics
See page 29, Walkdown of Financial Metrics –
Calculation of Certain Non-GAAP Financial Metrics for the calculation of the amounts presented herein that are not the respective captions on page
13, Total Segments. 3Q’17 Fee Related Earnings per Unit is based on end of period DE Units Outstanding; 3Q’17 DE per Unit is based on DE attributable to Common Unitholders (see page 18,
Unitholder Distribution) and end of period Total Common Units Outstanding; and 3Q’17 ENI per Unit is based on Weighted-Average ENI Adjusted Units. 3Q’17 YTD per Unit represents the sum of the last three quarters. See page 30, Unit Rollforward.
(Dollars in Thousands, Except per Unit Data)
3Q'17
3Q'17 YTD
Results
Per Unit
Results
Per Unit
Management and Advisory Fees, Net
691,982
$
2,038,399
$
Fee Related Compensation
(278,657)
(820,849)
Non-Interest Operating Expenses
(106,617)
(308,917)
Fee Related Earnings
306,708
$
0.26
$
908,633
$
0.76
$
Net Realized Incentive Fees
58,044
107,866
Net Realized Carried Interest
235,295
1,387,430
Realized Investment Income
60,188
363,969
Net Interest (Loss)
(2,864)
(20,409)
Taxes and Related Payables
(31,805)
(110,420)
Distributable Earnings
625,566
$
0.52
$
2,637,069
$
2.17
$
Net Unrealized Incentive Fees
(1,378)
63,426
Net Unrealized Carried Interest
245,439
85,659
Unrealized Investment (Loss)
17,384
(114,718)
Other Revenue
(34,144)
(104,900)
Add Back: Related Payables
9,253
44,895
Less: Equity-Based Compensation
(27,810)
(85,714)
Economic Net Income
834,310
$
0.69
$
2,525,717
$
2.10
$

Blackstone

Walkdown of Financial Metrics –
Calculation of Non-GAAP Financial Metrics
Unless otherwise noted, all amounts are the respective captions from the Total Segment information.
(a)
See page 24, Reconciliation of GAAP to Non-GAAP Measures for this adjustment.
(b)
Represents tax-related payables including the Payable Under Tax Receivable Agreement, which is a component of Taxes and Related Payables.
(c)
Represents equity-based award expense included in Economic Income, which excludes all transaction-related equity-based charges.
(Dollars in Thousands)
3Q'17
3Q'17 YTD
Compensation
(302,798)
$
(897,082)
$
Less:
Equity-Based
Compensation
-
Non-Incentive
Fee
Related
24,141
76,233
Fee Related Compensation
(278,657)
$
(820,849)
$
Other Operating Expenses
173,579
492,555
Less: Interest Expense
(a)
(66,962)
(183,638)
Non-Interest Operating Expenses
106,617
$
308,917
$
Realized Incentive Fees
101,198
189,441
Less: Realized Incentive Fee Compensation
(46,823)
(91,056)
Plus:
Equity-Based
Compensation
-
Incentive
Fee
Related
3,669
9,481
Net Realized Incentive Fees
58,044
$
107,866
$
Realized Carried Interest
369,309
2,082,924
Less: Realized Carried Interest Compensation
(134,014)
(695,494)
Net Realized Carried Interest
235,295
$
1,387,430
$
Interest Income and Dividend Revenue
64,098
163,229
Less: Interest Expense
(a)
(66,962)
(183,638)
Net Interest (Loss)
(2,864)
$
(20,409)
$
Taxes and Related Payables
(a)
(31,805)
$
(110,420)
$
Unrealized Incentive Fees
(8,472)
100,071
Less: Unrealized Incentive Fee Compensation
7,094
(36,645)
Net Unrealized Incentive Fees
(1,378)
$
63,426
$
Unrealized Carried Interest
432,597
342,930
Less: Unrealized Carried Interest Compensation
(187,158)
(257,271)
Net Unrealized Carried Interest
245,439
$
85,659
$
Related Payables
(b)
9,253
$
44,895
$
Equity-Based
Compensation
-
Non-Incentive
Fee
Related
24,141
76,233
Plus:
Equity-Based
Compensation
-
Incentive
Fee
Related
3,669
9,481
Equity-Based Compensation
(c)
27,810
$
85,714
$

Blackstone

Unit Rollforward
Common Unitholders receive tax benefits from deductions taken by Blackstone’s corporate tax paying subsidiaries and bear responsibility for the deduction from Distributable Earnings of the Payable Under Tax Receivable Agreement and certain other tax-related payables. Distributable Earnings Units Outstanding excludes units which are not entitled to distributions.
3Q'16
4Q'16
1Q'17
2Q'17
3Q'17
Total GAAP Weighted-Average Common Units Outstanding - Basic
650,917,510

655,074,617

660,939,708

664,681,299

667,384,727

Adjustments:
Weighted-Average Unvested Deferred Restricted Common Units
1,495,331

1,643,603

809,184

998,974

663,474

Weighted-Average Blackstone Holdings Partnership Units
543,392,474

539,139,078

537,758,091

534,326,066

532,454,091

Total GAAP Weighted-Average Units Outstanding - Diluted
1,195,805,315

1,195,857,298

1,199,506,983

1,200,006,339

1,200,502,292

Weighted-Average Economic Net Income Adjusted Units
1,195,805,315

1,195,857,298

1,199,506,983

1,200,006,339

1,200,502,292

Economic Net Income Adjusted Units, End of Period
1,195,797,124

1,196,223,079

1,199,565,618

1,199,890,628

1,200,559,970

Total Common Units Outstanding
649,587,761

654,833,530

661,126,963

665,503,840

667,027,762

Adjustments:
Blackstone Holdings Partnership Units
542,410,515

537,393,402

535,206,716

530,678,056

532,235,827

Distributable Earnings Units Outstanding
1,191,998,276

1,192,226,932

1,196,333,679

1,196,181,896

1,199,263,589

Blackstone

Definitions and Distribution Policy
Blackstone discloses the following financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”) in this presentation:
•
Blackstone uses Economic Income, or “EI”, as a key measure of value creation, a benchmark of its performance and in making resource deployment and compensation decisions across its four segments. EI represents segment net income before taxes excluding transaction-related charges.
Transaction-related charges arise from Blackstone’s initial public offering (“IPO”) and certain long-term retention programs outside of annual deferred compensation and other corporate actions, including acquisitions. Transaction-related charges include certain equity-based compensation charges, the amortization of intangible assets and contingent consideration associated with acquisitions. EI presents revenues and expenses on a basis that deconsolidates the investment funds Blackstone manages.
•
Economic Net Income, or “ENI”, represents EI adjusted to include current period taxes. Taxes represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss) Before Provision for Taxes.
•
Blackstone uses Fee Related Earnings, or “FRE”, which is derived from EI, as a measure to highlight earnings from operations excluding: (a) the income related to performance fees and related performance fee compensation, (b) income earned from Blackstone’s investments in the
Blackstone Funds, (c) net interest income (loss), (d) equity-based compensation, and (e) Other Revenue. Blackstone uses FRE as a measure to assess whether recurring revenue from its businesses is sufficient to adequately cover all of its operating expenses and generate profits. FRE equals contractual fee revenues less (a) compensation expenses (which excludes amortization of equity-based awards, Carried Interest and Incentive Fee compensation), and (b) non-interest operating expenses.
•
Distributable Earnings, or “DE”, which is derived from Blackstone’s segment reported results, is a supplemental measure to assess performance and amounts available for distributions to Blackstone unitholders, including Blackstone personnel and others who are limited partners of the Blackstone
Holdings partnerships. DE is intended to show the amount of net realized earnings without the effects of the consolidation of the Blackstone Funds.
DE, which is a component of ENI, is the sum across all segments of: (a) Total Management, Advisory and Other Fees, Net, (b) Interest and Dividend
Revenue, (c) Realized Performance Fees, and (d) Realized Investment Income (Loss); less (a) Compensation, excluding the expense of equity-based awards, (b) Realized Performance Fee Compensation, (c) Other Operating Expenses, and (d) Taxes and Related Payables Under the Tax Receivable
Agreement. DE is reconciled to Blackstone’s Consolidated Statement of Operations.
•
Blackstone uses Adjusted Earnings Before Interest, Taxes and Depreciation and Amortization, or “Adjusted EBITDA”, as a supplemental non-GAAP measure derived from segment reported results and may be used to assess its ability to service its borrowings. Adjusted EBITDA represents DE plus the addition of (a) Interest Expense (including inter-segment interest related expense), (b) Taxes and Related Payables Including Payable Under Tax
Receivable Agreement, and (c) Depreciation and Amortization.
Distribution Policy. Blackstone’s intention is to distribute quarterly to common unitholders approximately 85% of The Blackstone Group L.P.’s share of
Distributable Earnings, subject to adjustment by amounts determined by Blackstone’s general partner to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future cash requirements such as tax-related payments, clawback obligations and distributions to unitholders for any ensuing quarter. The amount to be distributed could also be adjusted upward in any one quarter. All of the foregoing is subject to the qualification that the declaration and payment of any distributions are at the sole discretion of Blackstone’s general partner and may change its distribution policy at any time, including, without limitation, to eliminate such distributions entirely.

Blackstone

Forward-Looking Statements
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things,
Blackstone’s operations and financial performance. You can identify these forward-looking statements by the use of words such as
“outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,”
“intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Blackstone believes these factors include but are
not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended
December 31, 2016, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange
Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
This presentation does not constitute an offer of any Blackstone Fund.